UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2006
TECHNICAL OLYMPIC USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4000 Hollywood Blvd., Suite 500-N Hollywood, Florida		33021

(Address of principal executive offices)		(Zip code)
(954) 364-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 8, 2006, Technical Olympic USA, Inc. (the “Company”) issued a press release reporting financial results for the three months ended March 31, 2006, reiterating earnings guidance for 2006, and expanding on its earnings and operational guidance for 2006. A copy of the press release is attached as Exhibit 99.1.
Item 8.01 Other Events.
     In its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarterly period ended March 31, 2006, the Company provided certain expanded operational and financial data for its homebuilding operations. In order to facilitate period to period comparisons for operational and financial results between the quarterly periods in 2006 and 2005, the Company is hereby providing expanded operational and financial data for its homebuilding operations for the quarterly periods in 2005.

	Three Months Ended
					Year Ended
Deliveries (Homes)	3/31/05	6/30/05	9/30/05	12/31/05	12/31/05
Consolidated:
Florida	757	760	627	641	2,785
Mid-Atlantic	122	155	171	249	697
Texas	393	454	555	657	2,059
West	595	643	528	462	2,228

Consolidated total	1,867	2,012	1,881	2,009	7,769
Unconsolidated joint ventures:
Florida	—	—	126	221	347
Mid-Atlantic	15	32	71	67	185
West	126	171	331	506	1,134

Total unconsolidated joint ventures	141	203	528	794	1,666

Combined total	2,008	2,215	2,409	2,803	9,435

	Three Months Ended
					Year Ended
Deliveries Revenue	3/31/05	6/30/05	9/30/05	12/31/05	12/31/05
(in millions)
Consolidated:
Florida	$212.9	$223.3	$190.8	$202.4	$829.4
Mid-Atlantic	47.0	64.3	75.1	103.9	290.3
Texas	94.1	110.2	134.3	162.0	500.6
West	158.4	184.3	162.6	141.0	646.3

Consolidated total	512.4	582.1	562.8	609.3	2,266.6
Unconsolidated joint ventures:
Florida	—	—	33.9	72.7	106.6
Mid-Atlantic	4.2	9.6	20.1	21.6	55.5
West	34.1	55.5	115.1	177.3	382.0

Total unconsolidated joint ventures	38.3	65.1	169.1	271.6	544.1

Combined total	$550.7	$647.2	$731.9	$880.9	$2,810.7

	Three Months Ended
					Year Ended
Deliveries Avg. Price	3/31/05	6/30/05	9/30/05	12/31/05	12/31/05
(in thousands)
Consolidated:
Florida	$281	$294	$304	$316	$298
Mid-Atlantic	$385	$415	$439	$418	$417
Texas	$239	$243	$242	$247	$243
West	$266	$287	$308	$305	$290
Consolidated total	$274	$289	$299	$303	$292
Unconsolidated joint ventures:
Florida	—	—	$269	$329	$307
Mid-Atlantic	$277	$301	$284	$322	$300
West	$271	$324	$348	$350	$337
Total unconsolidated joint ventures	$272	$321	$320	$342	$327
Combined total	$274	$292	$304	$314	$298

	Three Months Ended
					Year Ended
Net Sales Orders	3/31/05	6/30/05	9/30/05	12/31/05	12/31/05
Consolidated:
Florida	706	776	714	598	2,794
Mid-Atlantic	191	205	95	106	597
Texas	689	735	709	621	2,754
West	835	983	303	348	2,469

Consolidated total	2,421	2,699	1,821	1,673	8,614
Unconsolidated joint ventures:
Florida	—	—	267	124	391
Mid-Atlantic	33	67	49	(8)	141
West	281	419	555	222	1,477

Total unconsolidated joint ventures	314	486	871	338	2,009

Combined total	2,735	3,185	2,692	2,011	10,623

	Three Months Ended
					Year Ended
Net Sales Order Value	3/31/05	6/30/05	9/30/05	12/31/05	12/31/05
(in millions)
Consolidated:
Florida	$253.5	$261.3	$239.0	$205.4	$959.2
Mid-Atlantic	83.9	89.5	35.7	34.0	243.1
Texas	165.8	190.7	175.8	150.3	682.6
West	274.6	310.0	106.3	126.7	817.6

Consolidated total	777.8	851.5	556.8	516.4	2,702.5
Unconsolidated joint ventures:
Florida	—	—	82.1	38.0	120.1
Mid-Atlantic	10.1	24.3	16.0	(3.1)	47.3
West	92.7	155.1	211.5	88.7	548.0

Total unconsolidated joint ventures	102.8	179.4	309.6	123.6	715.4

Combined total	$880.6	$1,030.9	$866.4	$640.0	$3,417.9

	Three Months Ended
					Year Ended
Net Sales Avg. Price	3/31/05	6/30/05	9/30/05	12/31/05	12/31/05
(in thousands)
Consolidated:
Florida	$359	$337	$335	$343	$343
Mid-Atlantic	$439	$437	$376	$321	$407
Texas	$241	$259	$248	$242	$248
West	$329	$315	$351	$364	$331
Consolidated total	$321	$316	$306	$309	$314
Unconsolidated joint ventures:
Florida	—	—	$307	$306	$307
Mid-Atlantic	$305	$362	$327	n/a	$336
West	$330	$370	$381	$400	$371
Total unconsolidated joint ventures	$327	$369	$355	$366	$356
Combined total	$322	$324	$322	$318	$322

Backlog (Homes)	3/31/05	6/30/05	9/30/05	12/31/05
Consolidated:
Florida	2,845	2,861	2,980	2,937
Mid-Atlantic	415	465	389	246
Texas	839	1,120	1,274	1,238
West	1,549	1,889	965	851

Consolidated total	5,648	6,335	5,608	5,272
Unconsolidated joint ventures:
Florida	32	32	3,211	3,114
Mid-Atlantic	154	189	167	92
West	656	904	1,827	1,543

Total unconsolidated joint ventures	842	1,125	5,205	4,749

Combined total	6,490	7,460	10,813	10,021

Backlog Value	3/31/05	6/30/05	9/30/05	12/31/05
(in millions)
Consolidated:
Florida	$939.5	$977.5	$1,033.9	$1,036.7
Mid-Atlantic	178.8	204.0	164.6	94.7
Texas	209.1	289.6	331.0	319.3
West	505.1	630.8	318.1	303.8

Consolidated total	1,832.5	2,101.9	1,847.6	1,754.5
Unconsolidated joint ventures:
Florida	7.7	7.7	930.3	895.6
Mid-Atlantic	45.4	60.1	56.0	31.3
West	221.7	321.3	674.1	585.5

Total unconsolidated joint ventures	274.8	389.1	1,660.4	1,512.4

Combined total	$2,107.3	$2,491.0	$3,508.0	$3,266.9

Backlog Avg. Price	3/31/05	6/30/05	9/30/05	12/31/05
(in thousands)
Consolidated:
Florida	$330	$342	$347	$353
Mid-Atlantic	$431	$439	$423	$385
Texas	$249	$259	$260	$258
West	$326	$334	$330	$357
Consolidated total	$324	$332	$329	$333
Unconsolidated joint ventures:
Florida	$242	$242	$290	$288
Mid-Atlantic	$295	$318	$335	$341
West	$338	$355	$369	$379
Total unconsolidated joint ventures	$326	$346	$319	$318
Combined total	$325	$334	$324	$326
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1          Press Release, dated May 8, 2006, of Technical Olympic USA, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2006	TECHNICAL OLYMPIC USA, INC.
/s/ RANDY L. KOTLER
Randy L. Kotler
Vice President -- Chief Accounting Officer

Index to Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release, dated May 8, 2006, of Technical Olympic USA, Inc.